UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 – April 30, 2011

Item 1: Reports to Shareholders

Vanguard Windsor™ Fund
Semiannual Report
April 30, 2011

> Vanguard Windsor Fund returned more than 17% for the six months ended April 30, 2011, slightly ahead of its benchmark but a bit behind the average return of peer funds.

> The broad stock market recorded strong returns as corporate profits continued to rise.

> Energy and financial stocks were major contributors to the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	26
Trustees Approve Advisory Agreements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011
Total
Returns
Vanguard Windsor Fund
Investor Shares	17.56%
Admiral™ Shares	17.65
Russell 1000 Value Index	17.29
Multi-Cap Value Funds Average	17.79

Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$12.56	$14.68	$0.078	$0.000
Admiral Shares	42.37	49.54	0.281	0.000

1

Chairman’s Letter

Dear Shareholder,

The stock market was notably productive and robust during the six months ended April 30, 2011, and Vanguard Windsor Fund benefited from both the favorable investment environment and the talents of its advisors. Windsor’s return of more than 17% for the period was a bit better than that of its benchmark, the Russell 1000 Value Index, but it slightly trailed the average return for multi-capitalization value funds.

The fund saw positive returns in all ten sectors––all but one of them (utilities) double-digits. Energy stocks led the way. The advisors’ stock selections in financials, the fund’s largest sector concentration, were especially distinguished.

Strong returns around the globe
The headlines were dominated by political upheaval, natural and nuclear disaster, and economic distress, but global stock markets produced outstanding returns for the six months ended April 30. The broad U.S. stock market returned more than 17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong and the pace of new job creation bounced back from extremely depressed levels.

Outside the United States, global stock markets produced a smaller but still robust six-month return of more than 12%. For U.S.-based investors, almost half of this

2

increase reflected exchange-rate gains produced largely by strength in the euro and in emerging economies.

As the economy found its footing, rates edged higher
Rising longer-term interest rates put pressure on bond prices, which led to modest bond market returns for the six-month period. The broad taxable U.S. bond market returned about 0%. The broad municipal market returned –1.68%. The rise in rates reflected both confidence that the economic recovery would prove self-sustaining and thus nudge rates higher, and anxiety that higher rates would be necessary to provide some protection from inflation. Even so, inflation expectations remained subdued, as measured by the difference between the yields of inflation-protected and nominal U.S. Treasury bonds.

The return on short-term money market instruments such as the 3-month U.S. Treasury bill remained near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Energy, financial sectors led broad-based gains
Vanguard Windsor Fund takes a contrarian approach to investment management. When many portfolio managers are selling companies that have fallen out of favor, Windsor’s advisors are sorting through castoffs for bargains. The key to Windsor’s selection process is finding relatively

Market Barometer

			Total Returns
		Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

3

inexpensive companies with solid fundamentals and strong potential for long-term growth—in other words, companies that have below-average valuations and average or better prospects. The fund’s stock and sector allocations often look very different from those of its benchmark index; thus, at the end of any given period, it’s not uncommon for fund and benchmark returns to differ markedly. Over time, of course, we expect these differences to work to the advantage of the fund’s shareholders.

Energy was the best-performing sector over the period as oil prices climbed in response to unrest in the Middle East and North Africa. The major oil producers turned in strong gains, but other companies in the sector also received a lift from rising energy prices. Windsor’s energy stocks returned 35%. It may seem silly to find fault with a six-month return of 35%, but it’s worth noting that in this sector the fund did slightly trail its benchmark index. The fund was underweighted in some of the top performers––including Chevron and Occidental Petroleum. To some extent, these shortfalls were offset by Windsor’s commitment to Statoil ASA (not included in the benchmark index), Weatherford, and natural gas and coal producer Consol Energy.

The economic recovery and strong corporate earnings helped consumer discretionary stocks, the fund’s second-best sector. Two of Windsor’s media

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.33%	0.22%	1.28%

The fund expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2011, the fund’s annualized expense ratios were 0.38% for Investor Shares and 0.28% for Admiral Shares. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Value Funds.

4

holdings––Comcast and CBS––rose as the price of advertisements on cable and broadcast television increased.

Windsor’s top individual contributor for the period was Arrow Electronics, which returned nearly 54%. However, this success was muted by the poor performance of some of the fund’s other technology holdings––particularly Cisco Systems. Hurt by rising oil prices, industrials holding Delta Air Lines was Windsor’s weakest individual performer.

Compared with the benchmark index, the advisors’ stock selection was most distinguished in the financial sector, where the rising economic tide lifted some boats while setting others adrift. Investment banking giant Goldman Sachs––which posted a negative return––and financial conglomerate Berkshire Hathaway didn’t keep up with others in the sector. Windsor benefited from its light exposure to these big names and from its heavier allocation to firms such as TD Ameritrade, Ameriprise Financial, BlackRock, and Principal Financial Group.

You can find more information about Windsor’s performance and positioning in the Advisors’ Report, which follows this letter.

Look to the long term when building a portfolio
Since the bottom reached by the market in March 2009, Vanguard Windsor Fund, along with the broader stock market, has made an impressive comeback. In April, stocks enjoyed their best month so far this calendar year, with investors focusing on rising corporate profits rather than March’s tragedy in Japan, turmoil in the Middle East, high oil prices, and inflation worries.

The extremes seen in the past few years vividly illustrate the ups and downs that make up the market’s long-term perfor-mance. Nobody can forecast the market’s next movement. While you can’t control the markets, you can control how you react to them and the type of portfolio you construct. This means concentrating on the long term by building a diversified, well-balanced portfolio that is aligned with your goals, time horizon, and risk tolerance.

Patience is one of the foundations upon which Windsor Fund was created more than five decades ago. Its advisors have exercised discipline by focusing on long-term strategy rather than fixating on short-term fluctuations. With its distinctive value approach, seasoned fund managers, and low expenses, Windsor can play an important supporting role in your balanced portfolio.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 10, 2011

5

Advisors’ Report

For the fiscal half-year ended April 30, 2011, the Investor Shares of Vanguard Windsor Fund returned 17.56%, while the lower-cost Admiral Shares returned 17.65%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environ-ment that existed during the period and of how the portfolio positioning reflects this assessment. These reports were prepared on May 17, 2011.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	9,763	Seeks to provide long-term total returns above both the
Company, LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on deeply undervalued
			securities.
AllianceBernstein L.P.	29	4,204	A value focus that couples rigorous fundamental
			company research with quantitative risk controls to
			capture value opportunities.
Cash Investments	2	312	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

6

Wellington Management Company, LLP

Portfolio Manager:
James N. Mordy, Senior Vice President and Equity Portfolio Manager

Performance has been satisfactory over the past six months as the broad market continued a robust advance fueled by solid corporate earnings growth, decent economic progress, and continued monetary and fiscal stimulus from the U.S. government. With most investors embracing risk, we have had a heightened sensitivity to potential challenges, including surging commodity costs, geopolitical tension, tighter monetary policy in many countries, and the impending conclusion of the Federal Reserve’s second round of quantitative easing (QE2). At the margin, we slightly reduced our exposure to the more cyclical sectors of the market.

We currently have 74% of our portfolio assets invested in these sectors (energy, materials, consumer discretionary, information technology, financials, and industrials), which together account for about 72% of the S&P 500. This spread is four percentage points lower than it was six months ago.

During the period, we had favorable relative results in seven out of the ten industry sectors. Our strongest out-performance came in the information technology sector, which also happened to be our worst-performing sector during the 12 months ended October 31, 2010. The portfolio’s underweighted position in this sector contributed to performance, as did stock selection. Semiconductor distributor Arrow Electronics, our second-largest holding over the period, rose 53%. A much-feared correction in the stock never really materialized as management enhanced earnings power through several acquisitions. The stock remains attractively valued, with significant further upside in our view.

Consumer staples was our next-best sector. We had no exposure to household products companies, whose limited growth prospects and cost inflation challenges make stock valuations problematic. Stock selection in the financial, consumer discretionary, and health care sectors helped the portfolio outperform the index, while selection in industrials led to underperformance in that sector. Delta Air Lines declined more than 25% as the combination of higher oil prices, unrest in the Middle East, and natural disasters in Japan made for a much more challenging environment than anticipated. We sold a significant portion of our holding during the period at prices above current levels. Energy was the strongest sector in the market, and while our stocks kept pace, a slightly underweighted position detracted from relative results.

During the period, in order of significance, we were net buyers in the health care, financial, and telecommunication services sectors. We were net sellers in the industrial, consumer discretionary, consumer staples, and information technology sectors. Among our largest purchases were Statoil ASA (concerns around European gas contract pricing and global oversupply of liquid natural gas seem exaggerated to us); ASML

7

Holding (the company’s strong hold on the lithography segment of the semiconductor equipment industry is underappreciated); and Weyerhaeuser (log and lumber industry conditions should gradually improve as housing recovers and exports to China and Japan increase). Our largest sales were CBS and QUALCOMM, both of which were eliminated from the portfolio at a significant profit.

The most important changes to highlight in sector positioning include a greater underweighting in industrials, a diminished overweighting in consumer discretionary, and increased overweightings in both health care and financials. Our largest overweighted positions compared with the S&P 500 Index are in financials, health care, and materials. Our largest underweighted positions are in consumer staples, industrials, and information technology.

Market psychology seems to be caught in a tug-of-war between positive cyclical forces on one side and potentially negative secular issues on the other. The economy is trying to transition off of government life support to a more sustainable mix of private sector growth. Corporate profit growth continues to impress, and better job growth numbers in recent months have been encouraging. Risks to the pace of recovery are building as QE2 will soon end, U.S. fiscal stimulus will likely be reduced next year and beyond, foreign governments are tightening monetary policy and risking slower growth to combat inflationary pressures, and the United States must ultimately address its debt problem. A very recent correction in several key commodity prices, if sustained, would help alleviate some inflationary pressure in the short-term. Conscious of these challenges, we’ve taken profits in some of the cyclical sectors where we felt good news had been priced in, resulting in a more neutral positioning in these sectors.

We will remain true to our time-tested value investing principles. Based on consensus analyst expectations, our stocks continue to sell at a discount to the price/earnings ratios of both the S&P 500 Index and the Russell 1000 Value Index, and have superior earnings growth prospects over the next five years. It is classic Windsor math to own companies at discounted valuations that have the potential to produce superior returns over the long run.

AllianceBernstein L.P.

Portfolio Managers:
Joseph G. Paul, Chief Investment Officer, U.S. Large-Cap Value Equities and North American Value Equities

Gregory L. Powell, Director of Research, U.S. Large-Cap Value Equities

Stocks rose over the past six months amid growing confidence in the sustainability of the U.S. economic recovery and diminished systemic risks. While the weak job market, fragile housing recovery, and rising energy prices have created uncertainties that we are monitoring closely, we continue to see significant opportunities in U.S. equities.

8

With corporate earnings still expanding, stocks remain attractively valued versus their long-term history and fixed-income alternatives. Improving risk appetites also bode well for active strategies. In their intense focus on near-term macroeconomic and geopolitical events, investors have ignored important fundamental differences among companies, even as those differences grow increasingly divergent. This behavior has created significant misvaluations—and ideal conditions for research-based stock-picking.

We see a particularly large opportunity in value stocks, which have borne much of the brunt of the post-crisis investor angst. By our forecasts, the most attractively valued stocks in the market continue to trade at unusually wide discounts to the most expensive stocks. History suggests that the current value recovery is still in the early stages of a multiyear upturn.

Though our portfolio retains a procyclical tilt, our positioning does not reflect a particularly provocative macroeconomic view. Rather, we expect outperformance to come largely from company-specific value opportunities that our research is uncovering across sectors.

One recent purchase, Dow Chemical, exemplifies the critical role of research in our investment process. Petrochemical stocks have been weighed down by worries that because of heavy Middle Eastern government investment in production capacity as a way to use the natural gas that is a by-product of oil production, prices would stay depressed for some time. But several trips by our analysts to the Middle East, along with our extensive research into the region’s energy and chemical industries, revealed natural gas production growth to be much slower than the consensus view, implying a similar slowdown in chemical capacity growth and much higher future chemical prices. Dow was already enjoying a large cost advantage from sourcing low-cost U.S. natural gas. In our view, however, the market had not yet factored in either these significant improvements in polyethylene pricing outlook or the company’s earnings power. For these reasons, we believe that the stock is trading at a considerable discount to the market.

The exceptional value opportunity in cash is another dominant theme in our portfolio. We have targeted our research on finding cash-rich firms that have either a strong history of returning cash to shareholders or a greater-than-average potential to increase cash payouts. We have significant positions in DIRECTV, Time Warner Cable, Gap, and Northrop Grumman. We expect these four companies to return excess cash in the form of share repurchase programs equal to 40% to 50% of their current market capitalizations through 2015, based on their announcements and our cash-flow forecasts.

9

Windsor Fund

Fund Profile
As of April 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.33%	0.22%
30-Day SEC Yield	1.19%	1.29%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	167	664	3,817
Median Market Cap $27.7B		$38.3B	$31.8B
Price/Earnings Ratio	14.6x	16.1x	17.7x
Price/Book Ratio	1.8x	1.7x	2.4x
Return on Equity	15.3%	14.3%	18.9%
Earnings Growth Rate	3.9%	0.8%	5.9%
Dividend Yield	1.6%	2.2%	1.7%
Foreign Holdings	14.2%	0.0%	0.0%
Turnover Rate
(Annualized)	51%	—	—
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	14.6%	8.0%	11.8%
Consumer Staples	6.6	9.6	9.4
Energy	13.0	13.6	11.6
Financials	20.4	26.3	15.8
Health Care	15.8	12.9	11.1
Industrials	7.7	9.3	11.6
Information
Technology	12.1	5.4	18.5
Materials	5.7	3.2	4.5
Telecommunication
Services	1.9	5.0	2.6
Utilities	2.2	6.7	3.1

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.96	0.98
Beta	1.04	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	2.9%
Comcast Corp. Class A	Cable & Satellite	2.5
JPMorgan Chase & Co.	Diversified Financial
	Services	2.2
Arrow Electronics Inc.	Technology
	Distributors	2.2
Pfizer Inc.	Pharmaceuticals	2.1
ACE Ltd.	Property & Casualty
	Insurance	1.9
UnitedHealth Group Inc.	Managed Health
	Care	1.8
Ameriprise Financial Inc.	Asset Management
	& Custody Banks	1.6
Amgen Inc.	Biotechnology	1.6
Buck Holdings LP Private	General
Placement	Merchandise Stores	1.5
Top Ten		20.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2011, the annualized expense ratios were 0.38% for Investor Shares and 0.28% for Admiral Shares. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease.

10

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2000, Through April 30, 2011

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	14.46%	1.29%	4.18%
Admiral Shares	11/12/2001	14.56	1.42	4.79[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

11

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (14.2%)
	Comcast Corp. Class A
	Special Shares	8,941,200	219,506
*,2	Buck Holdings LP
	Private Placement	NA	212,766
	Virgin Media Inc.	6,603,800	199,831
	Home Depot Inc.	4,362,700	162,031
	Comcast Corp. Class A	5,253,700	137,857
	Staples Inc.	6,320,600	133,617
*	Toll Brothers Inc.	5,720,000	120,177
3	MDC Holdings Inc.	3,337,926	97,434
	TJX Cos. Inc.	1,669,200	89,502
	Time Warner Cable Inc.	873,800	68,270
	News Corp. Class A	3,041,200	54,194
	Lowe’s Cos. Inc.	1,835,000	48,169
	Time Warner Inc.	1,157,100	43,808
	Viacom Inc. Class B	784,140	40,117
	Ross Stores Inc.	504,100	37,147
	Gap Inc.	1,507,800	35,041
	Lear Corp.	628,000	32,116
*	DIRECTVClass A	653,200	31,739
	Limited Brands Inc.	640,300	26,355
*	Ford Motor Co.	1,612,600	24,947
	Gannett Co. Inc.	1,632,909	24,592
	Fortune Brands Inc.	377,500	24,568
*	NVR Inc.	32,904	24,327
	Macy’s Inc.	1,004,400	24,015
*	TRW Automotive
	Holdings Corp.	418,300	23,868
*	Royal Caribbean
	Cruises Ltd.	441,200	17,569
	Foot Locker Inc.	750,000	16,140
*	OfficeDepot Inc.	3,038,600	13,096
*	GameStop Corp. Class A	481,400	12,362
*	General Motors Co.	359,600	11,540
	McGraw-Hill Cos. Inc.	207,700	8,406
*,^	Garmin Ltd.	210,044	7,190
			2,022,297

			Market
			Value
		Shares	($000)
Consumer Staples (6.3%)
	Japan Tobacco Inc.	35,498	137,956
	Molson Coors
	Brewing Co. Class B	2,771,400	135,106
	Archer-Daniels-
	Midland Co.	2,823,900	104,541
	SyscoCorp.	3,226,500	93,278
	CVS Caremark Corp.	2,476,700	89,756
	Kroger Co.	2,933,700	71,318
	Procter & Gamble Co.	1,086,400	70,507
	Altria Group Inc.	2,167,300	58,170
	Bunge Ltd.	695,400	52,461
*	Constellation Brands Inc.
	Class A	1,720,060	38,512
*	Smithfield Foods Inc.	1,150,400	27,103
	BRF–Brasil Foods SA	1,035,900	21,005
	Tyson Foods Inc. Class A	154,500	3,075
			902,788
Energy (12.5%)
	Apache Corp.	1,203,400	160,497
	Statoil ASA ADR	5,470,100	160,329
*	Southwestern Energy Co.	3,571,800	156,659
	ChevronCorp.	1,292,800	141,484
	Inpex Corp.	15,748	121,067
	Consol Energy Inc.	2,089,759	113,035
	Noble Corp.	2,491,500	107,159
	Canadian Natural
	Resources Ltd.	2,244,200	105,388
	Devon Energy Corp.	1,105,932	100,640
	Marathon Oil Corp.	1,643,500	88,815
	ConocoPhillips	1,073,200	84,708
	Anadarko Petroleum Corp.	908,000	71,677
*	Weatherford
	International Ltd.	3,047,900	65,774
	Hess Corp.	561,655	48,280
	Nexen Inc.	1,750,000	46,252
	Ensco plc ADR	724,700	43,207
*	Newfield Exploration Co.	608,200	43,061
*	Forest Oil Corp.	1,154,400	41,454

12

Windsor Fund

			Market
			Value
		Shares	($000)
*	Nabors Industries Ltd.	1,125,000	34,470
*	McDermott
	International Inc.	952,000	21,982
	Baker Hughes Inc.	210,300	16,279
*	Tesoro Corp.	520,600	14,119
			1,786,336
Exchange-Traded Funds (1.1%)
4	Vanguard Value ETF	1,689,100	98,644
4	Vanguard Total Stock
	Market ETF	892,000	63,064
			161,708
Financials (19.8%)
	Wells Fargo & Co.	14,105,800	410,620
	JPMorgan Chase & Co.	6,859,250	312,988
	ACE Ltd.	3,936,800	264,750
	Ameriprise Financial Inc.	3,705,400	229,957
	Unum Group	6,269,900	166,027
	Bank of America Corp.	11,600,200	142,450
	Principal Financial
	Group Inc.	3,692,100	124,608
*	UBS AG
	(New York Shares)	5,871,200	117,424
	Weyerhaeuser Co.	5,036,200	115,883
	BlackRock Inc.	586,300	114,880
	Invesco Ltd.	4,411,454	109,713
*	Citigroup Inc.	22,065,200	101,279
	Banco Santander
	Brasil SA ADR	7,600,000	88,236
	Travelers Cos. Inc.	1,131,200	71,582
	EverestRe Group Ltd.	766,502	69,844
	SwissReinsurance
	Co. Ltd.	1,000,000	59,666
	PNC Financial Services
	Group Inc.	797,300	49,704
	Morgan Stanley	1,776,800	46,463
*	UBS AG	1,810,700	36,237
	Mitsubishi UFJ Financial
	Group Inc.	7,500,000	35,997
	Goldman Sachs
	Group Inc.	217,900	32,905
	TD Ameritrade
	Holding Corp.	1,471,540	31,697
*	Berkshire Hathaway Inc.
	Class B	335,700	27,964
	Moody’s Corp.	600,000	23,484
	BB&T Corp.	826,700	22,255
	Allstate Corp.	388,400	13,143
			2,819,756
Health Care (15.3%)
	Pfizer Inc.	14,217,900	298,007
	UnitedHealth Group Inc.	5,166,600	254,352
*	Amgen Inc.	3,952,100	224,677
	Medtronic Inc.	4,218,000	176,102
	CIGNACorp.	3,614,500	169,267
	Johnson & Johnson	2,415,000	158,714

			Market
			Value
		Shares	($000)
	Merck & Co. Inc.	3,285,200	118,103
	McKesson Corp.	1,403,100	116,471
	Daiichi Sankyo Co. Ltd.	5,796,000	113,888
	Teva Pharmaceutical
	Industries Ltd. ADR	2,298,000	105,088
*	Gilead Sciences Inc.	2,416,600	93,861
	Covidien plc	1,602,700	89,254
	AstraZeneca plc ADR	1,511,420	75,314
	Roche Holding AG	399,438	64,837
	WellPoint Inc.	796,500	61,163
*	HCA Holdings Inc.	1,396,900	45,818
*	Health Net Inc.	650,000	21,645
			2,186,561
Industrials (7.3%)
	Pentair Inc.	3,848,800	154,568
	Dover Corp.	1,872,600	127,412
	Textron Inc.	4,762,400	124,299
*	Delta Air Lines Inc.	11,182,400	116,073
	General Electric Co.	4,872,600	99,645
*	Fiat Industrial SPA	5,950,000	88,393
	Honeywell
	International Inc.	1,248,900	76,470
	Northrop Grumman Corp.	1,076,167	68,455
	United Parcel Service Inc.
	Class B	717,000	53,753
	Ingersoll-Rand plc	1,045,000	52,772
	Raytheon Co.	642,300	31,184
	Parker Hannifin Corp.	234,900	22,156
	SPXCorp.	156,292	13,511
	Eaton Corp.	149,200	7,987
*	Huntington Ingalls
	Industries Inc.	179,361	7,174
			1,043,852
Information Technology (11.6%)
*,[3]	Arrow Electronics Inc.	6,825,250	311,163
	ASML Holding NV ADR	3,469,300	144,878
	Cisco Systems Inc.	8,127,100	142,712
	Microsoft Corp.	5,122,600	133,290
	Hewlett-Packard Co.	3,055,100	123,335
	Western Union Co.	5,645,700	119,971
	Texas Instruments Inc.	3,247,600	115,387
	Avago Technologies Ltd.	3,303,500	110,535
	Accenture plc Class A	1,673,700	95,619
*	Lam Research Corp.	1,480,500	71,523
*	Cree Inc.	1,721,400	70,130
*	Flextronics
	International Ltd.	7,533,700	52,510
*	Dell Inc.	3,263,900	50,623
*	Motorola Solutions Inc.	907,000	41,613
	Corning Inc.	1,602,500	33,556
	Intel Corp.	1,142,400	26,492
^	Advanced Semiconductor
	Engineering Inc. ADR	1,729,200	10,202
	TE Connectivity Ltd.	3,014	108
			1,653,647

13

Windsor Fund

			Market
			Value
		Shares	($000)
Materials (5.5%)
*	Owens-IllinoisInc.	4,074,800	120,899
	Potash Corp. of
	Saskatchewan Inc.	1,895,400	106,863
	Rexam plc	13,504,190	88,258
^	HeidelbergCement AG	1,034,009	79,068
	Agrium Inc.	863,000	78,041
	Monsanto Co.	1,046,145	71,180
	Dow Chemical Co.	1,700,000	69,683
	Incitec Pivot Ltd.	11,000,000	45,526
	Alcoa Inc.	2,676,700	45,504
*	LyondellBasell Industries
	NV Class A	556,600	24,769
	Commercial Metals Co.	1,400,000	23,464
	Reliance Steel &
	Aluminum Co.	335,000	18,964
	Steel Dynamics Inc.	950,000	17,280
			789,499
Telecommunication Services (1.8%)
	AT&T Inc.	4,583,700	142,645
*	Sprint Nextel Corp.	10,525,000	54,519
	CenturyLink Inc.	884,500	36,070
	Verizon
	Communications Inc.	630,400	23,817
			257,051
Utilities (2.1%)
	PG&E Corp.	2,098,500	96,699
	Northeast Utilities	1,527,100	54,365
	Edison International	1,015,000	39,859
	DTEEnergy Co.	730,000	36,887
	NiSource Inc.	1,255,200	24,414
	UGI Corp.	711,400	23,689
	CMSEnergy Corp.	1,149,000	22,750
			298,663
Total Common Stocks
(Cost $11,080,274)			13,922,158

			Market
			Value
		Shares	($000)
Temporary Cash Investments (2.9%)[1]
Money Market Fund (1.6%)
[5,6]	Vanguard Market Liquidity
	Fund, 0.179%	237,923,220	237,923

		Face
		Amount
		($000)
Repurchase Agreement (1.2%)
	Bank of America
	Securities, LLC 0.040%,
	5/2/11 (Dated 4/29/11,
	Repurchase Value
	$166,801,000,
	collateralized by Federal
	Home Loan Mortgage
	Corp. 2.899%–2.970%,
	12/1/40–1/1/41 and
	Federal National Mortgage
	Assn. 3.000%–3.465%,
	12/1/40–1/1/41)	166,800	166,800

U.S. Government and Agency Obligations (0.1%)
[7],[8]	Fannie Mae Discount
	Notes, 0.150%, 6/1/11	6,600	6,599
[7],[8]	Federal Home Loan Bank
	Discount Notes,
	0.250%, 6/15/11	3,000	3,000
[7],[8]	Freddie Mac Discount
	Notes, 0.090%, 7/11/11	5,000	4,999
			14,598
Total Temporary Cash Investments
	(Cost $419,321)		419,321
Total Investments (100.4%)
	(Cost $11,499,595)		14,341,479
Other Assets and Liabilities (-0.4%)
	Other Assets		148,163
	Liabilities[6]		(210,471)
			(62,308)
	Net Assets (100%)		14,279,171

14

Windsor Fund

At April 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	15,114,621
Undistributed Net Investment Income	28,689
Accumulated Net Realized Losses	(3,714,571)
Unrealized Appreciation (Depreciation)
Investment Securities	2,841,884
Futures Contracts	8,194
Forward Currency Contracts	225
Foreign Currencies	129
Net Assets	14,279,171

Investor Shares—Net Assets
Applicable to 566,463,231 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,315,083
Net Asset Value Per Share—
Investor Shares	$14.68

Admiral Shares—Net Assets
Applicable to 120,393,447 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,964,088
Net Asset Value Per Share—
Admiral Shares	$49.54

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $86,178,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.6% and 1.8%, respectively, of net assets.
2 Restricted security represents 1.5% of net assets. Shares not applicable for this private placement.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $91,159,000 of collateral received for securities on loan.
7 Securities with a value of $12,098,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Windsor Fund

Statement of Operations

SixMonths Ended
April 30, 2011
($000)
Investment Income
Income
Dividends[1],2	105,887
Interest[2]	296
Security Lending	535
Total Income	106,718
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,575
Performance Adjustment	1,570
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,143
Management and Administrative—Admiral Shares	3,047
Marketing and Distribution—Investor Shares	845
Marketing and Distribution—Admiral Shares	469
Custodian Fees	138
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	13
Total Expenses	22,884
Expenses Paid Indirectly	(368)
Net Expenses	22,516
Net Investment Income	84,202
Realized Net Gain (Loss)
Investment Securities Sold[2]	769,599
Futures Contracts	18,466
Foreign Currencies and Forward Currency Contracts	231
Realized Net Gain (Loss)	788,296
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,304,671
Futures Contracts	4,105
Foreign Currencies and Forward Currency Contracts	227
Change in Unrealized Appreciation (Depreciation)	1,309,003
Net Increase (Decrease) in Net Assets Resulting from Operations	2,181,501

1 Dividends are net of foreign withholding taxes of $1,404,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,262,000, $165,000, and $19,019,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,202	205,559
Realized Net Gain (Loss)	788,296	118,095
Change in Unrealized Appreciation (Depreciation)	1,309,003	1,543,926
Net Increase (Decrease) in Net Assets Resulting from Operations	2,181,501	1,867,580
Distributions
Net Investment Income
Investor Shares	(45,849)	(126,673)
Admiral Shares	(33,960)	(75,870)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(79,809)	(202,543)
Capital Share Transactions
Investor Shares	(929,792)	(684,753)
Admiral Shares	427,941	(113,168)
Net Increase (Decrease) from Capital Share Transactions	(501,851)	(797,921)
Total Increase (Decrease)	1,599,841	867,116
Net Assets
Beginning of Period	12,679,330	11,812,214
End of Period[1]	14,279,171	12,679,330
1 Net Assets—End of Period includes undistributed net investment income of $28,689,000 and $24,065,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.56	$10.97	$9.51	$19.52	$19.27	$17.81
Investment Operations
Net Investment Income	.083	.190[1]	.197	.279	.298	.277
Net Realized and Unrealized Gain (Loss)
on Investments	2.115	1.586	1.486	(7.985)	1.782	3.007
Total from Investment Operations	2.198	1.776	1.683	(7.706)	2.080	3.284
Distributions
Dividends from Net Investment Income	(.078)	(.186)	(.223)	(.289)	(.301)	(.265)
Distributions from Realized Capital Gains	—	—	—	(2.015)	(1.529)	(1.559)
Total Distributions	(.078)	(.186)	(.223)	(2.304)	(1.830)	(1.824)
Net Asset Value, End of Period	$14.68	$12.56	$10.97	$9.51	$19.52	$19.27

Total Return[2]	17.56%	16.31%	18.22%	-43.88%	11.24%	19.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,315	$7,999	$7,610	$7,041	$14,490	$14,140
Ratio of Total Expenses to
Average Net Assets[3]	0.38%	0.33%	0.33%	0.30%	0.31%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.20%	1.59%[1]	2.03%	1.91%	1.50%	1.50%
Portfolio Turnover Rate	51%	50%	61%[4]	55%	40%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.03%), (0.05%), (0.03%), (0.01%), and 0.02%.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$42.37	$37.01	$32.08	$65.90	$65.04	$60.12
Investment Operations
Net Investment Income	.301	.685[1]	.701	.999	1.085	1.000
Net Realized and Unrealized Gain (Loss)
on Investments	7.150	5.348	5.020	(26.974)	6.019	10.150
Total from Investment Operations	7.451	6.033	5.721	(25.975)	7.104	11.150
Distributions
Dividends from Net Investment Income	(.281)	(.673)	(.791)	(1.047)	(1.085)	(.970)
Distributions from Realized Capital Gains	—	—	—	(6.798)	(5.159)	(5.260)
Total Distributions	(.281)	(.673)	(.791)	(7.845)	(6.244)	(6.230)
Net Asset Value, End of Period	$49.54	$42.37	$37.01	$32.08	$65.90	$65.04

Total Return	17.65%	16.44%	18.38%	-43.85%	11.38%	19.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,964	$4,680	$4,203	$4,723	$9,770	$8,987
Ratio of Total Expenses to
Average Net Assets[2]	0.28%	0.22%	0.20%	0.17%	0.19%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.70%[1]	2.16%	2.04%	1.62%	1.61%
Portfolio Turnover Rate	51%	50%	61%[3]	55%	40%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.03%), (0.05%), (0.03%), (0.01%), and 0.02%.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

20

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for AllianceBernstein L.P., the Russell 1000 Value Index; and for Wellington Management Company, LLP, the S&P 500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $1,570,000 (0.02%) based on performance.

21

Windsor Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2011, the fund had contributed capital of $2,264,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2011, these arrangements reduced the fund’s expenses by $368,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,838,499	870,893	212,766
Temporary Cash Investments	237,923	181,398	—
Futures Contracts—Assets[1]	564	—	—
Forward Currency Contracts—Assets	—	225	—
Total	13,076,986	1,052,516	212,766
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2011:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2010	206,299
Transfers out of Level 3	(24,847)
Change in Unrealized Appreciation (Depreciation)	31,314
Balance as of April 30, 2011	212,766

22

Windsor Fund

F. At April 30, 2011, the fair value of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	564	225	789
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	18,466	—	18,466
Forward Currency Contracts	—	—	—
Realized Net Gain (Loss) on Derivatives	18,466	—	18,466

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	4,105	—	4,105
Forward Currency Contracts	—	225	225
Change in Unrealized Appreciation (Depreciation) on Derivatives	4,105	225	4,330

At April 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2011	1,100	74,784	2,650
S&P 500 Index	June 2011	144	48,949	2,867
S&P MidCap 400 Index	June 2011	51	25,844	2,079
E-mini S&P MidCap 400 Index	June 2011	80	8,108	598

23

Windsor Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At April 30, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	9/16/11	USD	100,224	JPY	8,112,500	149
HSBC Bank USA, N.A.	9/16/11	USD	100,151	JPY	8,112,500	76
JPY—Japanese yen.
USD—U.S. dollar.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2011, the fund realized net foreign currency gains of $231,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclass-ified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $4,497,216,000 to offset future net capital gains of $2,266,771,000 through October 31, 2016, and $2,230,445,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2011, the cost of investment securities for tax purposes was $11,499,595,000. Net unrealized appreciation of investment securities for tax purposes was $2,841,884,000, consisting of unrealized gains of $3,096,283,000 on securities that had risen in value since their purchase and $254,399,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2011, the fund purchased $3,385,906,000 of investment securities and sold $3,997,361,000 of investment securities, other than temporary cash investments.

24

Windsor Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2011	October 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	352,609	25,462	749,394	62,784
Issued in Lieu of Cash Distributions	44,845	3,332	123,675	10,531
Redeemed	(1,327,246)	(99,434)	(1,557,822)	(130,102)
Net Increase (Decrease)—Investor Shares	(929,792)	(70,640)	(684,753)	(56,787)
Admiral Shares
Issued	704,190	15,874	419,342	10,255
Issued in Lieu of Cash Distributions	30,539	673	67,848	1,713
Redeemed	(306,788)	(6,607)	(600,358)	(15,059)
Net Increase (Decrease)—Admiral Shares	427,941	9,940	(113,168)	(3,091)

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company.

Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	October 31, 2010		Proceeds from		April 30, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	231,114	—	40,665	—	311,163
MDC Holdings Inc.	80,802	5,767	—	1,569	97,434
	311,916			1,569	408,597

K. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended April 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,175.56	$2.05
Admiral Shares	1,000.00	1,176.46	1.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.91	$1.91
Admiral Shares	1,000.00	1,023.41	1.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Wellington Management Company, LLP, and AllianceBernstein L.P. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in out-of-favor stocks that offer the combination of attractive valuations and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also make use of Wellington Management’s extensive industry research capabilities. The firm has advised the fund since its inception in 1958.

AllianceBernstein L.P. AllianceBernstein is a global asset management firm that provides diversified investment management services involving growth and value equities, blend strategies, and fixed income securities to clients worldwide. The investment team employs a bottom-up, research-driven, value-based equity investment philosophy. It relies on substantial investment research resources to identify companies and industries that may be undergoing stress. It seeks to exploit mispricings created by investor overreaction, relying primarily on a proprietary dividend discount model to determine valuations. The resulting portfolio has specific risk and return expectations compared with the Russell 1000 Value Index. AllianceBernstein has managed a portion of the fund since 1999.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and its peers. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

28

The board did not consider profitability of Wellington Management and AllianceBernstein in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062011

Vanguard Windsor™ II Fund
Semiannual Report

April 30, 2011

> For the fiscal half-year ended April 30, 2011, Vanguard Windsor II Fund returned nearly 17%, a bit below the result of its benchmark index and just ahead of the average return of large-capitalization value funds.

> More than half of the fund’s gain for the period came from the energy, financial, and industrial sectors.

> The subpar performance of some tech stocks weighed on the fund’s performance compared with that of its benchmark index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011
Total
Returns
Vanguard Windsor II Fund
Investor Shares	16.90%
Admiral™ Shares	16.91
Russell 1000 Value Index	17.29
Large-Cap Value Funds Average	16.48
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$24.37	$28.22	$0.244	$0.000
Admiral Shares	43.26	50.09	0.443	0.000

Chairman’s Letter

Dear Shareholder,

U.S. equity markets posted strong returns despite a few jitters in reaction to political turmoil and natural disasters overseas. For the six months ended April 30, 2011, Vanguard Windsor II Fund returned almost 17%, a bit below the return of its benchmark, the Russell 1000 Value Index. The fund’s return was slightly ahead of the average return of competing large-cap value funds.

Much of Windsor II’s gains for the six months came from its holdings in the energy, financial, and industrial sectors.

The fund’s performance relative to its benchmark index was largely influenced by its outsized holdings in information technology. For many years, the fund’s advisors have focused on blue chip tech stocks because they have considered them financially sound and attractively priced. During the past six months, however, the advisors’ large stake in IT was out of step with market trends.

Please note that on May 11, Vanguard lowered the minimum investment requirement for the Investor Shares of most Vanguard funds, including Windsor II, to $3,000. This change reflects our efforts to simplify our approach to offering Investor Shares and to increase the accessibility of Vanguard funds.

Strong returns around the globe
The headlines were dominated by political upheaval, natural and nuclear disaster, and economic distress, but global stock markets produced outstanding returns for the six months ended April 30. The broad U.S. stock market returned more than 17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong, and the pace of new job creation bounced back from extremely depressed levels.

For U.S.-based investors, international stock markets produced a smaller but still robust six-month return of more than 12%. Almost half of this return reflected exchange-rate gains produced largely by strength in the euro and currencies in emerging economies.

As the economy found its footing, rates edged higher
Rising longer-term interest rates put pressure on bond prices, which led to modest bond market returns for the six-month period. The broad taxable U.S. bond market returned about 0%. The broad municipal market returned –1.68%. The rise in rates reflected both confidence that the economic recovery would prove self-sustaining and thus nudge rates higher, and anxiety that higher rates would be necessary to provide some protection from inflation. Even so, inflation expectations remained subdued, as measured by the difference between the yields of inflation-protected and nominal U.S. Treasury bonds.

Market Barometer

			Total Returns
		Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

The return on short-term money market instruments such as the 3-month U.S. Treasury bill remained near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

The fund’s IT holdings restrained relative performance
Windsor II’s fiscal six-month performance was supported by signs of a strengthening U.S. economy, improved corporate earnings, and higher commodity prices.

Each of the fund’s ten sectors posted positive returns, with eight recording double-digit gains for the period. Energy, financials, and industrials contributed most.

Energy stocks surged along with crude oil prices following political upheavals in the Middle East and North Africa in January. Increased demand for energy, especially from growing emerging markets, also kept prices high. The fund’s integrated oil and gas stocks, including top-ten holdings ConocoPhillips (34%) and Occidental Petroleum (47%), were among the sector’s best performers.

Financials, the fund’s largest sector holding at about 20% of assets, on average, contributed a similar amount to its six-month result. Credit card companies, commercial banks, and diversified financial services boosted returns. Capital One (47%), the bank and credit card lender,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.35%	0.27%	1.27%

The fund expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2011, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Value Funds.

was a leading contributor as improvements in the job market and credit trends helped curb credit card defaults.

Industrials also were noteworthy performers. Manufacturers such as Honeywell (32%) benefited from a general pickup in business investment and increased purchases from refiners and other energy-related companies.

Compared with the benchmark index, the fund’s performance was held back by its 15% stake—three times that of the index—and subpar stock selection in information technology. While some segments of the tech sector have done well thanks to consumer enthusiasm for breakthrough products, including smartphones and tablets, others have struggled to keep up. The fund held several companies in the latter camp, including Nokia (–14%) and Microsoft (–2%). The benchmark index did not include Nokia and had significantly less exposure to Microsoft.

Tune out the noise, focus on the long term
The stock market has defied the gloomy mood that dominated the headlines over the past six months. Its strong finish in April is encouraging, considering some of the difficulties encountered during the period.

There will always be unexpected events, such as the recent unrest in the Middle East and North Africa and the tragedy in Japan, that result in periodic jolts to stock markets worldwide. As tempting as it may be, we should not let such events influence the way we invest. While we are concerned for the people and countries involved, we are probably best served as investors by remaining focused on our long-term investment goals.

The key to maintaining this focus is to build a well-balanced, diversified portfolio that includes a mix of stocks, bonds, and short-term investments appropriate for your time horizon, financial objectives, and risk tolerance.

Vanguard Windsor II Fund, with its large-cap, value-oriented stocks, experienced advisors, and low costs, can play an important role as part of such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2011

Advisors’ Report

For the six months ended April 30, 2011, Vanguard Windsor II Fund returned nearly 17%. Your fund is managed by six independent advisors, a strategy that enhances its diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 17, 2011.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	61	23,182	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	18	6,940	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Sanders Capital, LLC	9	3,379	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Hotchkis and Wiley Capital	6	2,277	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,704	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Quantitative Equity	0	141	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	2	727	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager:
James P. Barrow, Executive Director

Investment environment: Equities produced attractive returns for the first half of the fiscal year, with most benchmarks and the Windsor II Fund returning around 17%. The economy is improving, and earnings are robust and should soon be near record levels. Interest rates are low and inflation is modest, except for commodities. It is the “except for” in the previous statement that is a problem, as it could well signify the end of a speculative bubble in commodities.

Successes: We believe that the consumer credit cycle is improving, and our overweighting in companies that could benefit from this, such as Capital One Financial and SLM Corp., added nicely to performance.

Shortfalls: Our major detractor was the information technology sector. The cannibalization of the PC market by tablet computers affects many of our current holdings, including Hewlett-Packard, Microsoft, and Intel. While we do expect significant growth in tablets, we believe this issue is either overly discounted in the valuations or a temporary concern for these businesses. In addition, technology spending is still being constrained or deferred by industrial America, and this is hurting the multiples of most of the large technology companies, such as Xerox, in our portfolio.

Lazard Asset Management LLC

Portfolio Managers:
Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

Investment environment: The U.S. stock market rose during the last six months despite global shocks, including turmoil in the Middle East and North Africa, the earthquake and nuclear crisis in Japan, and ongoing sovereign debt problems in Europe. U.S. companies benefited from strong earnings, share repurchases, and merger activity. In November, the Federal Reserve Board announced a second round of quantitative easing in which it would purchase approximately $600 billion of Treasuries. However, concerns about the economy remain. Standard & Poor’s revised the U.S.’s sovereign credit rating outlook to negative. And first-quarter GDP disappointed as the annualized growth rate declined.

Successes: Our portfolio benefited from stock selection in the consumer discretionary sector. Top contributors were Comcast and Big Lots. Stock selection in energy also helped returns. Standouts here included ConocoPhillips and Valero Energy.

Shortfalls: Stock selection in the information technology sector restrained performance. Top detractors included AOL and Cisco. Stock selection and an underweight position in industrials also hurt returns, as Corrections Corp. of America and Raytheon underperformed.

Sanders Capital, LLC

Portfolio Managers:
Lewis A. Sanders, CFA
Chief Executive Officer and Co-Chief Investment Officer

John P. Mahedy, CPA
Director of Research and Co-Chief Investment Officer

Investment environment: Accelerating inflation is taking center stage. Its emergence will eventually prompt a reshaping of monetary policy in the direction of tighter credit. In this setting, bond returns will likely prove disappointing and we remain skeptical that inflation hedges in precious metals will prove effective once short-term interest rates rise. The best returns are expected to come from the equities of companies with strong balance sheets and pricing power.

Successes and shortfalls: Consistent with this view, our largest investments are in oil and gas, health care, and information technology. The first two of these sectors have performed well so far in 2011 and remain highly attractive. Our technology holdings have been mixed, with strong returns for IBM but very weak results for Microsoft. We continue to believe that affordable and highly mobile computing devices, coupled with cloud-based information and entertainment services, will stimulate demand. Our strategy is focused on companies that should benefit from this trend, many of which are valued at very attractive levels.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:
George H. Davis, Jr., Chief Executive Officer

Sheldon J. Lieberman, Principal

Investment environment: U.S. equity markets performed favorably during the period despite multiple conflicts in the Middle East and North Africa and the tragic earthquake in Japan. These incidents have taken a tremendous human toll, but investors do not foresee them derailing the U.S. economic recovery. Improved profitability and strengthened corporate balance sheets continued to spark the market’s positive movement. Three out of four companies in the Standard & Poor’s 500 Index beat consensus earnings expectations for the fourth quarter of 2010 despite upward revisions, and first-quarter earnings have also started strong. The S&P 500 Index returned more than 16% and the Russell 1000 Value Index returned more than 17%. Energy was the big winner as oil prices rose.

Successes: Stock selection in the financial and materials sectors helped our performance. Large contributors included Capital One, Celanese, PPG, and oil giants ConocoPhillips and Royal Dutch Shell.

Shortfalls: Stock selection in technology hurt performance, along with an underweight position in energy. Large detractors included Hewlett-Packard and Microsoft.

Armstrong Shaw Associates Inc.

Portfolio Manager:
Jeffrey M. Shaw, Chairman and Chief Investment Officer

Investment environment: Despite challenging events and rising energy and commodity prices, equities rallied sharply over the past six months. The market’s resilience underscored the strength of the global economic recovery and improved corporate fundamentals. We believe the economy will continue to grow, albeit at a more modest pace, and see further evidence of a recovery driven by corporate profits. The portfolio’s overweight position in energy and industrial stocks reflects our belief that many of our holdings in these sectors will benefit from the ongoing global rebound, particularly in emerging markets.

Successes: The portfolio’s performance was driven by a large overweight position in energy, the best-performing sector, and meaningful underweights in utilities and consumer staples, the two worst-performing sectors. Our top sector was energy, followed by consumer discretionary and industrials. Halliburton, our top performer, rallied on higher oil prices, optimism that North American onshore strength will continue, and signs of accelerating international activity. Stock selection in health care also helped performance, led by Covidien and UnitedHealth Group.

Shortfalls: On the downside, an overweight position and weak relative returns in technology detracted. Cisco fell after providing disappointing guidance for product revenue and margins. In contrast, Oracle and IBM rose on strong fundamental results.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

Investment environment: In the first half of the fiscal year, strong corporate earnings and job growth helped the U.S. equity market continue its rise from the financial crisis lows of two years ago despite various global economic and political concerns.

Successes: While our overall portfolio performance is affected by the macroeconomic factors described above, our quantitative approach to investing focuses on a diversified mix of specific stock fundamentals. For the period, our stock selection model benefited the most from our valuation signal, which measures the price we pay for earnings and cash flows, as well as our management decisions signal, which looks at the actions taken by company management.

At the individual stock level, the largest contributions came from overweight positions in Limited Brands (55%) and Cimarex Energy (44%). Relative to its benchmark, our portfolio benefited from underweighting or avoiding poor-performing stocks such as Abbott Laboratories (–8%) and Xerox (–13%).

Shortfalls: Unfortunately, we are not able to avoid all laggards. Overweight positions in Motorola Mobility (–21%) and United Continental Holdings (–21%) directly lowered performance. And underweight positions in companies not positively identified by our model, including Covidien (41%) and Chesapeake Energy (56%), hurt our performance relative to the benchmark.

Windsor II Fund

Fund Profile
As of April 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.35%	0.27%
30-Day SEC Yield	2.00%	2.08%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	259	664	3,817
Median Market Cap $49.3B		$38.3B	$31.8B
Price/Earnings Ratio	14.5x	16.1x	17.7x
Price/Book Ratio	2.0x	1.7x	2.4x
Return on Equity	18.9%	14.3%	18.9%
Earnings Growth Rate	1.1%	0.8%	5.9%
Dividend Yield	2.4%	2.2%	1.7%
Foreign Holdings	6.8%	0.0%	0.0%
Turnover Rate
(Annualized)	21%	—	—
Short-Term Reserves	1.5%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	7.6%	8.0%	11.8%
Consumer Staples	11.4	9.6	9.4
Energy	13.2	13.6	11.6
Financials	19.2	26.3	15.8
Health Care	11.8	12.9	11.1
Industrials	12.8	9.3	11.6
Information
Technology	14.8	5.4	18.5
Materials	2.7	3.2	4.5
Telecommunication
Services	2.4	5.0	2.6
Utilities	4.1	6.7	3.1

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.98	0.98
Beta	0.96	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
ConocoPhillips	Integrated Oil &
	Gas	3.6%
International Business	IT Consulting &
Machines Corp.	Other Services	3.3
Pfizer Inc.	Pharmaceuticals	3.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.8
Microsoft Corp.	Systems Software	2.3
Philip Morris
International Inc.	Tobacco	2.3
Wells Fargo & Co.	Diversified Banks	2.3
Occidental Petroleum	Integrated Oil &
Corp.	Gas	2.3
Spectra Energy Corp.	Oil & Gas Storage &
	Transportation	2.1
Intel Corp.	Semiconductors	2.0
Top Ten		26.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2011, the annualized expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2000, Through April 30, 2011

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	11.24%	2.03%	4.53%
Admiral Shares	5/14/2001	11.29	2.13	4.03[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.7%)[1]
Consumer Discretionary (7.3%)
	Comcast Corp. Class A
	Special Shares	15,230,677	373,913
	CBS Corp. Class B	14,448,674	364,396
2	Wyndham Worldwide
	Corp.	9,905,732	342,837
	Carnival Corp.	7,733,286	294,406
2	Service Corp.
	International	21,527,536	253,379
	Gap Inc.	5,693,948	132,327
*	AutoZone Inc.	467,403	131,985
	Omnicom Group Inc.	2,299,300	113,103
	Lowe’s Cos. Inc.	4,220,910	110,799
	Genuine Parts Co.	1,392,448	74,774
	Lear Corp.	1,421,700	72,706
	Hyundai Motor Co.	293,600	67,719
	Newell Rubbermaid Inc.	3,544,300	67,554
	JC Penney Co. Inc.	1,322,000	50,831
	Stanley Black & Decker
	Inc.	650,800	47,281
	Darden Restaurants Inc.	989,300	46,467
*	Sirius XM Radio Inc.	20,492,900	40,781
	Viacom Inc. Class B	775,900	39,695
*	Apollo Group Inc. Class A	838,300	33,557
	Home Depot Inc.	778,074	28,898
	Magna International Inc.	496,600	25,451
	Time Warner Cable Inc.	316,800	24,752
	Johnson Controls Inc.	520,700	21,349
*	General Motors Co.	627,200	20,127
	Interpublic Group of Cos.
	Inc.	867,000	10,187
	Comcast Corp. Class A	56,400	1,480
	Limited Brands Inc.	25,900	1,066
*	TRW Automotive Holdings
	Corp.	12,800	730
*	Royal Caribbean Cruises
	Ltd.	11,680	465
	VF Corp.	4,400	442

			Market
			Value
		Shares	($000)
	Brinker International Inc.	16,650	401
	Walt Disney Co.	7,912	341
	Macy’s Inc.	13,950	333
	Time Warner Inc.	3,799	144
	Foot Locker Inc.	4,800	103
	Fortune Brands Inc.	900	59
*	Liberty Media
	Corp. - Interactive	1,300	23
			2,794,861
Consumer Staples (11.0%)
	Philip Morris International
	Inc.	12,690,953	881,260
	Imperial Tobacco Group
	plc ADR	10,348,625	732,113
	Diageo plc ADR	7,526,520	612,433
	Wal-Mart Stores Inc.	7,036,600	386,872
	Altria Group Inc.	12,460,907	334,451
	CVS Caremark Corp.	8,891,524	322,229
	Walgreen Co.	5,997,539	256,215
	Sysco Corp.	6,268,119	181,211
	Molson Coors Brewing
	Co. Class B	2,941,300	143,388
	Kraft Foods Inc.	2,346,461	78,794
	Procter & Gamble Co.	1,134,820	73,650
	General Mills Inc.	1,906,100	73,537
*	Energizer Holdings Inc.	775,800	58,596
	Avon Products Inc.	1,198,495	35,212
	PepsiCo Inc.	351,100	24,187
	Safeway Inc.	872,700	21,215
	Kimberly-Clark Corp.	172,400	11,389
	Coca-Cola Enterprises Inc.	32,400	921
	Sara Lee Corp.	47,800	918
	Hormel Foods Corp.	26,600	782
	Dr Pepper Snapple Group
	Inc.	17,900	702
*	Smithfield Foods Inc.	22,650	534
	Reynolds American Inc.	12,700	471
	Coca-Cola Co.	4,100	277
			4,231,357

Windsor II Fund

			Market
			Value
		Shares	($000)
Energy (12.7%)
	ConocoPhillips	17,650,289	1,393,137
	Occidental Petroleum
	Corp.	7,571,257	865,319
	Spectra Energy Corp.	27,756,611	806,052
	Chevron Corp.	2,605,649	285,162
	Apache Corp.	1,891,191	252,228
	Royal Dutch Shell
	plc ADR	2,211,390	173,285
	BP plc ADR	2,948,170	136,029
	Noble Corp.	3,121,878	134,272
	Exxon Mobil Corp.	1,412,482	124,298
	Devon Energy Corp.	1,248,660	113,628
	Halliburton Co.	1,964,340	99,160
	Consol Energy Inc.	1,738,420	94,031
	EQT Corp.	1,611,100	84,760
	El Paso Corp.	3,081,450	59,811
	Marathon Oil Corp.	1,040,300	56,218
*	Cameron International
	Corp.	963,545	50,798
*	Transocean Ltd.	640,797	46,618
	Valero Energy Corp.	1,154,800	32,681
	Total SA ADR	470,400	30,214
	Gazprom OAO ADR	1,553,600	26,324
*	Cobalt International
	Energy Inc.	1,003,700	14,052
	Cimarex Energy Co.	8,230	910
	National Oilwell Varco Inc.	1,100	84
			4,879,071
Exchange-Traded Funds (1.0%)
3	Vanguard Total Stock
	Market ETF	3,197,800	226,085
^,3	Vanguard Value ETF	2,511,200	146,654
			372,739
Financials (18.8%)
	JPMorgan Chase & Co.	23,756,309	1,084,000
	Wells Fargo & Co.	30,206,973	879,325
	PNC Financial Services
	Group Inc.	11,670,981	727,569
	American Express Co.	14,162,850	695,113
	Bank of America Corp.	47,940,755	588,712
	Capital One Financial
	Corp.	9,527,638	521,448
*	Citigroup Inc.	97,536,602	447,693
	State Street Corp.	8,827,700	410,929
	XL Group plc Class A	12,601,532	307,729
*	SLM Corp.	18,135,452	300,867
	MetLife Inc.	3,841,242	179,732
	Travelers Cos. Inc.	2,426,348	153,539
	Goldman Sachs Group Inc.	858,319	129,615
	Ameriprise Financial Inc.	1,700,300	105,521
	Morgan Stanley	3,588,785	93,847
	Prudential Financial Inc.	1,322,000	83,841
	Allstate Corp.	2,145,300	72,597

			Market
			Value
		Shares	($000)
	Lincoln National Corp.	2,050,261	64,030
	Barclays plc	12,249,700	58,236
	BB&T Corp.	1,706,500	45,939
	ACE Ltd.	677,350	45,552
	Unum Group	1,507,500	39,919
	Chubb Corp.	563,274	36,720
	PartnerRe Ltd.	419,100	33,679
*	Genworth Financial Inc.
	Class A	2,564,900	31,266
	SunTrust Banks Inc.	744,600	20,990
	KeyCorp	1,760,982	15,268
	Hartford Financial
	Services Group Inc.	446,000	12,921
	US Bancorp	62,449	1,612
	Leucadia National Corp.	22,300	862
	Torchmark Corp.	12,000	803
	American Financial Group
	Inc.	20,700	740
*	NASDAQ OMX Group Inc.	26,700	723
	Vornado Realty Trust	7,300	706
	HCP Inc.	16,700	662
	Simon Property Group Inc.	5,300	607
	Equity Residential	9,700	579
	Ventas Inc.	9,800	548
*	Arch Capital Group Ltd.	5,200	541
	Kimco Realty Corp.	26,100	510
	New York Community
	Bancorp Inc.	29,839	495
	Axis Capital Holdings Ltd.	13,600	481
	Rayonier Inc.	7,100	471
	RenaissanceRe Holdings
	Ltd.	6,100	429
	Aflac Inc.	6,100	343
	Loews Corp.	7,600	336
*	Berkshire Hathaway Inc.
	Class B	3,300	275
	NYSE Euronext	5,100	204
	M&T Bank Corp.	2,300	203
	Raymond James Financial
	Inc.	4,100	154
	Validus Holdings Ltd.	3,800	124
	Assurant Inc.	2,200	87
	Bank of New York Mellon
	Corp.	2,733	79
	Fifth Third Bancorp	1,500	20
			7,199,191
Health Care (11.4%)
	Pfizer Inc.	57,284,768	1,200,689
	Baxter International Inc.	12,662,468	720,494
	Johnson & Johnson	8,825,800	580,032
	WellPoint Inc.	5,888,699	452,193
	Bristol-Myers Squibb Co.	13,696,114	384,861
	Merck & Co. Inc.	6,129,629	220,360
	Abbott Laboratories	2,753,950	143,315
	Medtronic Inc.	3,267,100	136,401

Windsor II Fund

			Market
			Value
		Shares	($000)
	UnitedHealth Group Inc.	2,550,451	125,559
*	Amgen Inc.	1,987,540	112,992
	Covidien plc	1,429,290	79,597
*	Gilead Sciences Inc.	2,038,700	79,183
	Eli Lilly & Co.	1,313,800	48,624
	Novartis AG ADR	805,300	47,650
*	Thermo Fisher Scientific
	Inc.	700,030	41,995
	CIGNA Corp.	21,300	997
	AmerisourceBergen Corp.
	Class A	18,490	751
*	Humana Inc.	9,100	693
	Aetna Inc.	15,600	645
	Cardinal Health Inc.	5,900	258
*	Charles River Laboratories
	International Inc.	5,850	247
			4,377,536
Industrials (12.4%)
	Raytheon Co.	15,500,461	752,547
2	Cooper Industries plc	11,105,488	732,407
	Honeywell International
	Inc.	10,983,861	672,542
	General Electric Co.	32,839,407	671,566
	ITT Corp.	8,813,102	509,309
	Illinois Tool Works Inc.	8,237,230	481,137
	Lockheed Martin Corp.	1,493,600	118,368
*	Corrections Corp. of
	America	3,675,100	91,473
	Norfolk Southern Corp.	1,224,700	91,461
	Dover Corp.	1,031,800	70,204
	Northrop Grumman Corp.	1,031,276	65,599
	CSX Corp.	820,820	64,590
	General Dynamics Corp.	864,000	62,916
	United Technologies Corp. 630,570		56,486
	Ingersoll-Rand plc	1,086,320	54,859
	Emerson Electric Co.	872,800	53,031
	United Parcel Service Inc.
	Class B	621,160	46,568
	FedEx Corp.	330,500	31,619
	PACCAR Inc.	538,200	28,584
	Rockwell Collins Inc.	374,210	23,613
	Tyco International Ltd.	425,375	20,733
	Embraer SA ADR	586,200	19,040
	Cummins Inc.	143,600	17,258
	Boeing Co.	139,900	11,161
*	Huntington Ingalls
	Industries Inc.	92,550	3,702
	Eaton Corp.	19,800	1,060
	Parker Hannifin Corp.	9,000	849
	Timken Co.	15,000	846
	Rockwell Automation Inc.	9,515	829

			Market
			Value
		Shares	($000)
	KBR Inc.	19,900	764
	Avery Dennison Corp.	16,700	697
	3M Co.	6,626	644
*	United Continental
	Holdings Inc.	12,700	290
			4,756,752
Information Technology (14.3%)
	International Business
	Machines Corp.	7,419,620	1,265,639
	Microsoft Corp.	34,023,540	885,293
	Intel Corp.	33,607,890	779,367
	Hewlett-Packard Co.	16,894,517	682,032
	Oracle Corp.	6,771,240	244,103
	Xerox Corp.	23,681,100	238,942
	Applied Materials Inc.	14,142,500	221,896
^	Nokia Oyj ADR	21,263,473	196,262
	Cisco Systems Inc.	6,460,150	113,440
	Corning Inc.	4,673,500	97,863
	Texas Instruments Inc.	2,587,700	91,941
*	Google Inc. Class A	144,180	78,448
*	eBay Inc.	2,159,957	74,303
	Samsung Electronics Co.
	Ltd.	79,250	66,196
*	EMC Corp.	2,293,700	65,003
*	Symantec Corp.	3,276,400	64,381
	Mastercard Inc. Class A	233,300	64,365
	CA Inc.	2,451,228	60,276
	Lender Processing
	Services Inc.	2,040,600	60,055
	TE Connectivity Ltd.	1,084,575	38,882
*	Western Digital Corp.	957,700	38,117
*	AOL Inc.	1,630,000	33,219
*	Dell Inc.	1,587,900	24,628
*	Motorola Solutions Inc.	19,845	911
*	IAC/InterActiveCorp	23,000	831
*	Lam Research Corp.	14,800	715
*	Motorola Mobility Holdings
	Inc.	26,375	687
*	Novellus Systems Inc.	20,600	661
*	Electronic Arts Inc.	7,300	147
*	Lexmark International Inc.
	Class A	1,800	58
			5,488,661
Materials (2.6%)
	EI du Pont de Nemours
	& Co.	7,298,538	414,484
	Ball Corp.	3,826,491	142,767
	Nucor Corp.	1,868,000	87,721
	Newmont Mining Corp.	1,413,700	82,857
	Dow Chemical Co.	1,878,900	77,016
	Monsanto Co.	1,031,600	70,190

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Praxair Inc.	389,690	41,471
	Freeport-McMoRan
	Copper & Gold Inc.	711,000	39,126
	Celanese Corp. Class A	346,700	17,307
	PPG Industries Inc.	126,300	11,957
	Walter Energy Inc.	5,800	802
	Eastman Chemical Co.	4,550	488
			986,186
Telecommunication Services (2.3%)
	Vodafone Group
	plc ADR	13,673,600	398,175
	Verizon Communications
	Inc.	6,386,509	241,282
	AT&T Inc.	7,721,507	240,293
*	MetroPCS
	Communications Inc.	17,320	292
	CenturyLink Inc.	4,875	199
			880,241
Utilities (3.9%)
	Dominion Resources Inc.	11,870,214	551,015
2	CenterPoint Energy Inc.	25,066,113	466,230
	Entergy Corp.	2,991,278	208,552
	Edison International	2,215,800	87,015
	Exelon Corp.	1,592,600	67,128
	Public Service Enterprise
	Group Inc.	1,647,800	53,010
	Sempra Energy	843,700	46,488
	PPL Corp.	789,200	21,648
	Oneok Inc.	13,300	930
	Northeast Utilities	23,900	851
	CMS Energy Corp.	38,800	768
	Ameren Corp.	24,500	718
	Pinnacle West Capital
	Corp.	15,100	655
	Integrys Energy Group Inc.	12,300	644
	DTE Energy Co.	12,500	632
	Duke Energy Corp.	30,100	561
	UGI Corp.	13,400	446
	Alliant Energy Corp.	8,900	352
	NV Energy Inc.	12,100	184
	Consolidated Edison Inc.	1,600	83
			1,507,910
Total Common Stocks
(Cost $29,825,716)			37,474,505

		Market
		Value•
	Shares	($000
Temporary Cash Investments (3.1%)[1]
Money Market Fund (2.9%)
[4,5] Vanguard Market
Liquidity Fund,
0.179%	1,126,344,775	1,126,345

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[6,7] Fannie Mae Discount
Notes, 0.150%, 6/1/11	100	100
[6,7] Federal Home Loan
Bank Discount Notes,
0.130%, 5/20/11	5,000	5,000
[6,7] Freddie Mac Discount
Notes, 0.180%, 5/2/11	35,000	35,000
[6,7] Freddie Mac Discount
Notes, 0.110%, 8/10/11	25,000	24,989
		65,089
Total Temporary Cash Investments
(Cost $1,191,436)		1,191,434
Total Investments (100.8%)
(Cost $31,017,152)		38,665,939
Other Assets and Liabilities (-0.8%)
Other Assets		144,185
Liabilities[5]		(461,203)
		(317,018)
Net Assets (100%)		38,348,921

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		38,665,939
Receivables for Investment
Securities Sold		80,870
Receivables for Capital Shares Issued		21,515
Other Assets		41,800
Total Assets		38,810,124
Liabilities
Security Lending Collateral Payable
to Brokers		207,208
Payables for Investment Securities
Purchased		127,818
Payables for Capital Shares Redeemed		30,560
Other Liabilities		95,617
Total Liabilities		461,203
Net Assets		38,348,921

Windsor II Fund

At April 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	35,155,189
Undistributed Net Investment Income	164,053
Accumulated Net Realized Losses	(4,632,110)
Unrealized Appreciation (Depreciation)
Investment Securities	7,648,787
Futures Contracts	13,002
Net Assets	38,348,921

Investor Shares—Net Assets
Applicable to 777,688,026 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	21,943,743
Net Asset Value Per Share—
Investor Shares	$28.22

Admiral Shares—Net Assets
Applicable to 327,511,770 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,405,178
Net Asset Value Per Share—
Admiral Shares	$50.09

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $191,515,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 2.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $207,208,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $64,389,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2011
($000)
Investment Income
Income
Dividends[1,2]	404,274
Interest[2]	1,007
Security Lending	175
Total Income	405,456
Expenses
Investment Advisory Fees—Note B
Basic Fee	26,840
Performance Adjustment	(2,782)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,297
Management and Administrative—Admiral Shares	8,973
Marketing and Distribution—Investor Shares	2,313
Marketing and Distribution—Admiral Shares	1,478
Custodian Fees	198
Shareholders’ Reports—Investor Shares	99
Shareholders’ Reports—Admiral Shares	67
Trustees’ Fees and Expenses	33
Total Expenses	57,516
Expenses Paid Indirectly	(948)
Net Expenses	56,568
Net Investment Income	348,888
Realized Net Gain (Loss)
Investment Securities Sold[2]	751,478
Futures Contracts	64,292
Foreign Currencies	(177)
Realized Net Gain (Loss)	815,593
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,474,163
Futures Contracts	6,638
Change in Unrealized Appreciation (Depreciation)	4,480,801
Net Increase (Decrease) in Net Assets Resulting from Operations	5,645,282

1 Dividends are net of foreign withholding taxes of $306,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $29,416,000, $940,000, and $51,930,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	348,888	725,398
Realized Net Gain (Loss)	815,593	(399,047)
Change in Unrealized Appreciation (Depreciation)	4,480,801	3,508,044
Net Increase (Decrease) in Net Assets Resulting from Operations	5,645,282	3,834,395
Distributions
Net Investment Income
Investor Shares	(193,956)	(453,946)
Admiral Shares	(147,080)	(282,936)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(341,036)	(736,882)
Capital Share Transactions
Investor Shares	(2,046,988)	(1,721,406)
Admiral Shares	789,795	170,368
Net Increase (Decrease) from Capital Share Transactions	(1,257,193)	(1,551,038)
Total Increase (Decrease)	4,047,053	1,546,475
Net Assets
Beginning of Period	34,301,868	32,755,393
End of Period[1]	34,348,921	34,301,868
1 Net Assets—End of Period includes undistributed net investment income of $164,053,000 and $156,378,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$24.37	$22.22	$20.56	$37.84	$35.14	$31.61
Investment Operations
Net Investment Income	.252	.495	.580	.777	.803	.760
Net Realized and Unrealized Gain (Loss)
on Investments	3.842	2.151	1.750	(13.804)	4.145	4.368
Total from Investment Operations	4.094	2.646	2.330	(13.027)	4.948	5.128
Distributions
Dividends from Net Investment Income	(.244)	(.496)	(.670)	(.799)	(.790)	(.720)
Distributions from Realized Capital Gains	—	—	—	(3.454)	(1.458)	(.878)
Total Distributions	(.244)	(.496)	(.670)	(4.253)	(2.248)	(1.598)
Net Asset Value, End of Period	$28.22	$24.37	$22.22	$20.56	$37.84	$35.14

Total Return[1]	16.90%	12.05%	11.96%	-38.02%	14.62%	16.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,944	$20,921	$20,695	$19,400	$33,821	$30,790
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.35%	0.38%	0.32%	0.33%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.90%	2.08%	2.96%	2.66%	2.19%	2.28%
Portfolio Turnover Rate	21%	29%	41%	37%	51%	34%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), (0.01%), 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$43.26	$39.46	$36.51	$67.18	$62.41	$56.13
Investment Operations
Net Investment Income	.464	.914	1.064	1.431	1.491	1.402
Net Realized and Unrealized Gain (Loss)
on Investments	6.809	3.811	3.112	(24.497)	7.348	7.782
Total from Investment Operations	7.273	4.725	4.176	(23.066)	8.839	9.184
Distributions
Dividends from Net Investment Income	(.443)	(.925)	(1.226)	(1.473)	(1.481)	(1.346)
Distributions from Realized Capital Gains	—	—	—	(6.131)	(2.588)	(1.558)
Total Distributions	(.443)	(.925)	(1.226)	(7.604)	(4.069)	(2.904)
Net Asset Value, End of Period	$50.09	$43.26	$39.46	$36.51	$67.18	$62.41

Total Return	16.91%	12.12%	12.09%	-37.94%	14.71%	17.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,405	$13,381	$12,060	$11,611	$20,250	$15,934
Ratio of Total Expenses to
Average Net Assets[1]	0.27%	0.27%	0.27%	0.22%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	1.98%	2.16%	3.07%	2.76%	2.29%	2.39%
Portfolio Turnover Rate	21%	29%	41%	37%	51%	34%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), (0.01%), 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007—2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

Windsor II Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $57,000 for the six months ended April 30, 2011.

For the six months ended April 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $2,782,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2011, the fund had contributed capital of $6,020,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2011, these arrangements reduced the fund’s expenses by $948,000 (an annual rate of 0.01% of average net assets).

Windsor II Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	37,256,031	218,474	—
Temporary Cash Investments	1,126,345	65,089	—
Futures Contracts—Assets[1]	1,270	—	—
Total	38,383,646	283,563	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	706	239,987	9,459
E-mini S&P 500 Index	June 2011	1,761	119,722	3,543

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2011, the fund realized net foreign currency losses of $177,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $5,197,281,000 to offset future net capital gains of $3,383,640,000 through October 31, 2016,

Windsor II Fund

$1,639,579,000 through October 31, 2017, and $174,062,000 through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2011, the cost of investment securities for tax purposes was $31,017,152,000. Net unrealized appreciation of investment securities for tax purposes was $7,648,787,000, consisting of unrealized gains of $10,603,357,000 on securities that had risen in value since their purchase and $2,954,570,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2011, the fund purchased $3,673,747,000 of investment securities and sold $4,835,979,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2011	October 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	861,603	32,535	2,009,504	85,359
Issued in Lieu of Cash Distributions	189,627	7,381	442,058	19,182
Redeemed	(3,098,218)	(120,648)	(4,172,968)	(177,358)
Net Increase (Decrease)—Investor Shares	(2,046,988)	(80,732)	(1,721,406)	(72,817)
Admiral Shares
Issued	2,067,043	45,637	1,630,761	38,483
Issued in Lieu of Cash Distributions	138,149	3,030	264,736	6,476
Redeemed	(1,415,397)	(30,478)	(1,725,129)	(41,294)
Net Increase (Decrease)—Admiral Shares	789,795	18,189	170,368	3,665

Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	October 31, 2010		Proceeds from		April 30, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	385,047	39,893	8,552	9,019	466,230
Cooper Industries plc	632,635	—	57,177	6,552	732,407
ITT Corp.	439,950	—	25,443	4,455	NA1
Quest Diagnostics Inc.	460,663	—	530,770	863	—
Service Corp. International	182,129	—	3,874	1,937	253,379
Wyndham Worldwide Corp.	397,614	—	115,370	2,897	342,837
	2,498,038			25,723	1,794,853
1 Not applicable—At April 30, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

K. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,168.98	$1.88
Admiral Shares	1,000.00	1,169.13	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.46	1.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Sanders Capital, LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following: Barrow, Hanley, Mewhinney & Strauss, LLC. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. The firm has advised the fund since the fund’s inception in 1985.

Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios, price/book value ratios, and above-average current yields.

Lazard Asset Management LLC. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. Lazard is a subsidiary of Lazard Ltd. and has managed a portion of the fund since 2007.

The investment team at Lazard employs a bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation.

Sanders Capital, LLC. Founded in 2009, Sanders employs a traditional, bottom-up, fundamental research driven approach to identify securities that are undervalued relative to their expected total return. The firm has managed a portion of the fund since 2010.

Two investment management industry veterans, Lewis A. Sanders, CEO and co-CIO of Sanders Capital, and John P. Mahedy, co-CIO and research director, serve as portfolio managers for the firm’s portion of Windsor II Fund.

Hotchkis and Wiley Capital Management, LLC. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. The firm has managed a portion of the fund since 2003.

Hotchkis and Wiley invests mainly in mid- and large-cap stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.

Armstrong Shaw Associates Inc. Founded in 1984, Armstrong Shaw is an employee-owned firm that manages large-cap value products. The firm has managed a portion of the fund since 2006.

Armstrong Shaw constructs a portfolio of large-cap stocks using a combination of fundamental and qualitative criteria to identify individual companies for potential investment. The firm’s disciplined, absolute value-based approach determines the intrinsic value of a company through analysis of its cash flow or an appraisal of its assets. Candidates for purchase are stocks selling at a substantial discount to their intrinsic value, from companies that have a sound business and capable management team.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in a disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Barrow Hanley, Lazard, Sanders, Hotchkis and Wiley, and Armstrong Shaw in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Lazard, Sanders, Hotchkis and Wiley, and Armstrong Shaw. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2011

VANGUARD WINDSOR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 16, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.